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EXHIBIT 23

            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the incorporation by reference in Registration Statement Nos. 33-52524, 33-52526, 33-52528, 33-92208, 33-92184, 333-65181, 333-94987,
333-37442, 333-70648, 333-101806, 333-113150 and 333-114090 of Starbucks
Corporation on Form S-8 of our report dated December 7, 2004, appearing in the Annual Report on Form 10-K of Starbucks Corporation for the year ended October 3, 2004.

/s/ DELOITTE & TOUCHE LLP
Seattle, Washington
December 7, 2004